Inventories	12 Months Ended
Dec. 31, 2024
Classes of current inventories [abstract]
Inventories

19. Inventories

	2024	2023
Raw materials and consumables	12,565	16,500
Finished goods	53,037	51,382
Total	65,602	67,882

Inventories recognized as an expense during the year ended December 31, 2024 amounted to $555.7 million (2023: $599.0 million, 2022: $608.8 million) and were included in cost of goods sold in the consolidated statement of operations.

Write-downs of inventories to net realizable value during the year ended December 31, 2024 amounted to $3.1 million (2023: $17.0 million, 2022: $28.8 million). The write-downs were recognized as an expense during the years ended December 31, 2024, 2023 and 2022 and included in cost of goods sold in the consolidated statement of operations.